SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant  X

Filed by a Party other than the Registrant

Check the appropriate box:

X        Preliminary Proxy Statement

         Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         Definitive Proxy Statement

         Definitive Additional Materials

         Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                   PACEL CORP.
                (Name of Registrant as Specified In Its Charter)
                                        N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or
Item 22(a)(2) of Schedule 14A.

         $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies: __________________________

         2) Aggregate number of securities to which transaction applies: __________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ____________________________

         4)       Proposed maximum aggregate value of transaction:
                  $_________________________________

         5)       Total fee paid: _____________________________________________

                  Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                             PACEL CORP.





                                                               October 24, 2000






Dear Fellow Stockholder:

         On behalf of the board of directors and management of Pacel Corp. ("Pacel"), we cordially invite you to attend the annual meeting of Pacel stockholders. The meeting will be held at 2:00 p.m., local time, on November 28, 2000, at the Holiday Inn, 10800 Vandor Lane, Manassas, Virginia. The annual meeting will include management's report to you on our fiscal year 1999 financial and operating performance.

         The matters expected to be acted upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement. An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process.

         Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save Pacel additional solicitation expenses and will ensure that your shares are represented at the annual meeting.

         On behalf of your board of directors and management, I want to thank you for your attention to this important matter and express my appreciation for your confidence and support.

                                Very truly yours,



                                David E. Calkins
                                President and Chief Executive Officer

                                   PACEL CORP.
                                8870 Rixlew Lane
                                    Suite 201
                            Manassas, Virginia 20109
                                 (703) 257-4759

                    -----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on November 28, 2000
                    -----------------------------------------

         Notice is hereby given that the annual meeting of stockholders of Pacel will be held at the Holiday Inn, 10800 Vandor Lane, Manassas, Virginia, on November 28, 2000, at 2:00 p.m., local time.

         At the annual meeting, stockholders will be asked to consider and vote on the following proposals:

     Proposal I.       Election of five directors, each for a term of one year;

     Proposal II. The adoption of an amendment to Pacel's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 40,000,000 shares, no par value, to 150,000,000 shares, no par value;

     Proposal III.     Ratification of the adoption of Pacel's 1999 Stock Option
                       and Incentive Plan;

     Proposal IV.      Ratification of the appointment of Peter C. Cosmas Co.,
                       CPA, as independent accountants for Pacel for the year ending December 31, 2000;

and any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to come before the annual meeting. Your board of directors recommends that you vote "FOR" each of the proposals.

         The board of directors has fixed the close of business on October 19, 2000, as the record date for the annual meeting. This means that stockholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

         This notice of annual meeting of stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about October 24, 2000. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the board of directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

         Thank you for your continued interest and support.

                       By Order of the board of directors



                       F. Kay Calkins
                       Corporate Secretary

                                   Pacel Corp.
                                8870 Rixlew Lane
                                    Suite 201
                            Manassas, Virginia 20109
                                 (703) 257-4759

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         To be held on November 28, 2000
                              --------------------


                                  INTRODUCTION

         The board of directors of Pacel is using this proxy statement to solicit proxies from the holders of common stock of Pacel for use at Pacel's annual meeting of stockholders and any adjournments thereof. The notice of annual meeting of stockholders, this proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about October 24, 2000.

                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

         Our annual meeting will be held as follows:

         Date:    November 28, 2000
         Time:    2:00 p.m., local time
         Place:   Holiday Inn
                  10800 Vandor Lane
                  Manassas, Virginia 20109

Matters to Be Considered at the Annual Meeting

         At the annual meeting, stockholders are being asked to consider and vote on the following proposals:

      Proposal I.       Election of five directors, each for a term of one year;

      Proposal II.      The  adoption  of an  amendment  to  Pacel's Articles
                        of   Incorporation,   as  amended,   to increase  the
                        number of authorized shares of common stock from 40,000,000 shares, no par value, to 150,000,000 shares, no par value;

      Proposal III.     Ratification of the adoption of Pacel's 1999 Stock
                        Option and Incentive Plan;

      Proposal IV.      Ratification of the appointment of Peter C. Cosmas Co.,
                        CPA, as independent accountants for Pacel for the year ending December 31, 2000;

and any other business that may properly come before the annual meeting and any adjournments thereof. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

         The board of directors has fixed the close of business on October 19, 2000, as the record date for the annual meeting. Only stockholders of record of Pacel are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof. Each stockholder of record on October 19, 2000, will be entitled to one vote for each share of Pacel common stock held. On October 19, 2000, [31,094,981] shares of Pacel common stock were issued and outstanding and entitled to vote at the annual meeting.

What If My Shares Are Held in "Street Name" by a Broker?

         If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Pacel believes that Proposal II - the adoption of an amendment to our Articles of Incorporation - and Proposal III - ratification of the stock option plan - may be treated as non-discretionary items.

How Many Shares Must Be Present to Hold the Meeting?

         A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Pacel common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

         If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal I:  Election of Five Directors

         Five directors are to be elected to serve for a one-year term expiring at the annual meeting of stockholders held in 2001, or until their successors are duly elected in accordance with the Articles of Incorporation.

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Pacel common stock. This means that the five director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are not voted whether by broker non-vote or votes withheld will have no effect on the election of directors.

         If a director nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. The Pacel board of directors unanimously recommends that you vote "FOR" election of each of the director nominees.

Vote Required to Approve Proposal II: The Adoption of An Amendment to Our Articles of Incorporation

     Adoption of an amendment to Pacel's Articles of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of more than two-thirds of the shares outstanding and entitled to vote as of the record date. Stockholder abstentions and broker non-votes on the proposal to adopt an amendment to our Articles of Incorporation will have the same effect as a vote against the proposal. The Pacel board of directors unanimously recommends that you vote "FOR" the proposal to amend our Articles of Incorporation.

Vote Required to Approve Proposal III: The Ratification of the Adoption of Pacel's 1999 Stock Option and Incentive Plan

         The ratification of the adoption of Pacel's 1999 Stock Option and Incentive Plan requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Pacel common stock. Stockholder abstentions on the proposal to approve and adopt the stock option plan will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. The Pacel board of directors unanimously recommends that you vote "FOR" the proposal to ratify the adoption of the 1999 Stock Option and Incentive Plan.

Vote Required to Approve Proposal IV:Ratification of Our Independent Accountants

         Ratification of the appointment of Peter C. Cosmas Co., CPA as our independent accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Pacel common stock. Stockholder abstentions on the proposal to ratify the appointment of Peter C. Cosmas Co., CPA as our independent accountants will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. The Pacel board of directors unanimously recommends that you vote "FOR" the proposal to ratify Peter C. Cosmas Co., CPA as our independent accountants for the fiscal year ending December 31, 2000.

How to Vote at the Annual Meeting

         You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "How to Revoke Your Proxy" below.

         Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Pacel common stock. This means that the five director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are not voted whether by broker non-vote or votes withheld will have no effect on the election of directors.

         The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. As of the date of the proxy statement, we are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement and the notice of annual meeting of stockholders accompanying the proxy statement.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote. Please sign and return all proxy cards you receive.

How to Revoke Your Proxy

         You may revoke your proxy before it is voted by:

         o     submitting a new proxy with a later date,

         o notifying the Corporate Secretary of Pacel in writing before the annual meeting that you have revoked your proxy, or

         o     voting in person at the annual meeting.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of Pacel common stock on October19, 2000, the record date for voting at the annual meeting.

Proxy Solicitation Costs

         Pacel will pay the costs of soliciting proxies. Pacel has retained ____________ to assist in the distribution of proxy materials and solicitation of votes for a fee of $_____, plus reimbursement of reasonable out-of-pocket expenses. In addition to this solicitation by mail, our directors, officers and employees may also solicit proxies personally, electronically or by telephone but will not be specially compensated for such solicitation activities. We will also reimburse brokers and other custodians, fiduciaries and nominees for their reasonable expenses in sending these materials to you.

                      STOCK OWNERSHIP OF PACEL COMMON STOCK

Stock Ownership of Directors and Executive Officers

         The following table presents information regarding the beneficial ownership of Pacel common stock as of October 19, 2000 by:

         o     each director of Pacel;

         o     the Chief Executive Officer of Pacel; and

         o     all of the executive officers and directors of Pacel as a group.

No other person or entities (or group of affiliated persons or entities) are known by management to beneficially own more than five percent of the outstanding common stock of Pacel.

         The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable, or exercisable within 60 days after October 19, 2000, are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of October 19, 2000 there were [31,094,981] shares of Pacel common stock outstanding.



                                                                                             Amount and Nature of
                                                                                                 Common Stock
                                                                                              Beneficially Owned
                                                                       ---------------------------------
                                                                           Number of
                                                                            Shares            Percent
                                                                         Beneficially           of
Name of Beneficial Owner                                                    Owned(1)           Class
-------------------------------------------------------                ----------------    -------------

Directors:

David E. Calkins(2)                                                         4,024,031

F. Kay Calkins(2)                                                           4,024,031

Keith P. Hicks(3)                                                             320,091

Corey M. LaCross                                                               28,983

Christine Schoen                                                               ______

All officers and directors as a group (7 persons)

----------------------------------


(1) Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned are options to purchase 1,290,000 shares of Pacel common stock granted to directors and executive officers.

(2) David E. Calkins and F. Kay Calkins are husband and wife. In the aggregate they beneficially own 8,048,062 shares of Pacel common stock. Included in their individual amounts is the right of each of Mr. and Ms. Calkins to acquire 500,000 shares of common stock upon conversion of their 500,000 shares of 1997 Class A preferred stock and the right to acquire 2,024,031 shares upon exercise of outstanding stock options.

(3) Includes 4,375 shares held solely by Mr. Hick's spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires Pacel directors and executive officers, and persons who own more than 10% of Pacel's common stock to report their initial ownership of Pacel's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Pacel is required to disclose in this proxy statement any late filings or failures to file.

         Pacel believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I - ELECTION OF DIRECTORS

         Our board of directors is presently composed of five members. Directors of the Company are generally elected to serve for a one year term or until their respective successors shall have been elected and shall qualify.

         The table below sets forth information regarding our board of directors, including their age, position with Pacel and term of office. Each director nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

         Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The board of Directors recommends you vote "FOR" each of the director nominees.





                                    Age as
                                    of the                                      Elected      Term
                Name              Record Date         Position(s) Held         Director     Expires
    ------------------------------------------------------------------------------------------------------

                                                 Nominees


    David E. Calkins                  54        Chief Executive Officer          1994        2001

    F. Kay Calkins                    39        Vice President and COO           1998        2001

    Keith P. Hicks                    75        Director                         1998        2001

    Corey Michael LaCross             35        Director nominee                  ---        2001

    Christine Schoen                  __        Director nominee                  ---        2001
    ----------------------


         Set forth below is the principal occupation of each of the nominees for director of Pacel All nominees have held their present positions for at least five years unless otherwise indicated.

         David E. Calkins. David E. Calkins founded Pacel in 1994 and is its Chairman, President and Chief Executive Officer. From 1992 until founding Pacel, Mr. Calkins was the Regional Manager of three divisions of Pacific Nuclear (now known as Vectra Technologies, Inc.), an engineering and information services company and a Nasdaq Stock Market listed company. Vectra Technologies provides power plant modifications, maintenance support and nuclear fuel handling to utility companies and the United States Department of Energy (DOE). From 1987 to 1993, Mr. Calkins served as Project Manager, Program Director, Vice President-Operations, and Executive Vice President Business Development for PRC Inc., an information systems development and services company. PRC provides support services to the Federal government and the utility industry.

         F. Kay Calkins. F. Kay Calkins is currently a Director of Pacel and was Chief Operating Officer, Treasurer and Secretary until September 1, 1999, positions she held since 1996. Ms. Calkins is also a Director and the President and Chief Executive Officer of Pacel's 80 percent-owned subsidiary, E-Business-Stor.Com. Prior to joining Pacel, Ms. Calkins was the President and Chief Executive Officer of CMC Services, Inc., a consulting company offering technical support to industry and 8(a) firms from 1993 to 1996.

     Keith P. Hicks. Keith P. Hicks is a retired Captain of the U.S. Army with over 20 active years of service. Mr. Hicks served as an Ordinance Advisor to the British and French Free Army during World War II. He was a Squadron Commander in Korea in 1955 and 1956, and served in the Executive Office to the Inspector General and the Office of Special Investigations in 1960 and 1961. Upon retiring from the military in 1961, Mr. Hicks started a private investigation business in the Commonwealth of Virginia, which became one of the top investigative firms in the state with over 60 agents. Mr. Hicks also served as the Chief Deputy Sheriff of Fairfax County from 1962 to 1969. Mr. Hicks has owned and managed Hicks Cattle Company since 1962, running over 200 head of beef cattle. In 1972 he formed and continues to manage Hicks Bonding Company and has been the owner/operator of Hick's Auctioning Company since 1991. Mr. Hicks is also a
25-year co-owner in a successful real estate company, C&H Properties Investments. He has been on the board of directors of Xybernaut, Inc. a high technology computer manufacturer of body worn, voice activated computers since July 1994. He is a graduate of the University of Denver (BA 1954) and LaSalle University School of Law (LL.B. 1969).

     Corey M. LaCross. Corey LaCross is currently an Industrial Engineer Manager for United Parcel Service. Mr. LaCross joined UPS in 1984 where he has held various operation assignments. His most recent assignment has been as the Southeast Region Industrial Engineer Planning Manager. In this position he is in charge of managing the corporate and region cost initiatives for all production elements. This job also involves planning, technology training, vehicle management, and logistics. In 1987, Mr. LaCross received his B.S. degree in Business from Francis Marion University. In 1996 he received an A.T. degree from ICS College in Industrial Engineering Technology. In 1998 he began working on his M.B.A. at Charleston Southern University. He is also an active member on the Institute of Industrial Engineers and was recently nominated to the Lexington Who's Who of executive employees. Mr. LaCross is the grandson of Keith Hicks, a director of Pacel.


                             MEETINGS AND COMMITTEES

Meetings

         Meetings of the board of directors of Pacel are generally held every two months. Meetings of the board of directors of E-Business-Stor.Com, of which Pacel owns 80%, are generally held monthly. The Pacel board of directors conducted 5 regular meetings and no special meetings during 1999. Each director attended at least 75% of Pacel's board meetings and any committees on which he or she served.

Committees

     The board of directors of Pacel has two standing committees: the audit committee and the compensation committee.

         The audit committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. These matters include the selection of Pacel's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of Pacel's independent auditors and Pacel's accounting practices. The audit committee consisted of Mr. Hicks and Mr. Willett during 1999.

         The compensation committee determines the salaries and incentive compensation of Pacel's officers and provides recommendations for the salaries and inventive compensation of other employees and consultants. The compensation committee also administers Pacel's various incentive compensation, stock and benefit plans. The compensation committee consisted of Messrs. Hicks and Southerly and Dr. Willett during 1999.

                              DIRECTOR COMPENSATION

     Pacel does not currently separately compensate its directors who are employees of Pacel. Non- employee directors of Pacel were entitled to receive an annual retainer of $5,400 for service on Pacel's board of directors during 1999, payable quarterly in arrears. To date, our non-employee directors have not been paid for their board service. We anticipate issuing restricted shares of Pacel common stock equal to, and in lieu of, the amount of fees they are currently owed.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to our chief executive officer for the year ended December 31, 1999. Mr. Calkins received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of his annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.


                                                                                     Long Term
                                 Annual Compensation                                Compensation
                                                                                       Awards
                                                                                 ------------------
                                                                                    Securities
                                                                                     Underlying         All Other
                                           Fiscal      Salary         Bonus           Options         Compensation
         Name and Principal Position        Year        ($)            ($)              (#)                ($)
        -----------------------------      ------      -----          -----            -----              ----

    DAVID E. CALKINS                        1999       $94,250        $  ---           625,000         $   ---
    Chief Executive Officer
                                            1998        84,000           ---               ---             ---

                                            1997        73,333           ---               ---         $   ---


                        Option Grants in Fiscal Year 1999

         The following table shows information with respect to the grant of options to Mr. Calkins for the year ended December 31, 1999. The options were granted under Pacel's existing Stock Option Plan.


                                                       Individual Grants
---------------------------------------------------------------------------------------------------------------------------

                                 Number of                 % of Total
                                Securities             Options Granted to
                                Underlying                 Employees             Exercise Price              Expiration
         Name               Options Granted (#)          in Fiscal Year            ($/Share)                    Date
---------------------------------------------------------------------------------------------------------------------------

David E. Calkins                625,000(1)                    42%                     $.16               September 30, 2009
----------------------
(1)  Granted at the fair market value on the date of grant, vested immediately and expire 10 years from the date of grant.


                       1999 Fiscal Year-End Option Values

         The following table summarizes certain information relating to stock options held by Mr. Calkins during 1999 and the value of such options at December 31, 1999. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 1999, which was $0.09 per share, based on the closing price of Pacel common stock as reported on the Over-the- Counter Electronic Bulletin Board. These values have not been, and may never be, realized. These options have not been, and may never be, exercised. Actual gains, if any, on exercise will depend on the value of Pacel common stock on the date of exercise. Unexercisable options are those which have not yet vested.



                                 Number of Securities
                                Underlying Unexercised            Value of Unexercised
                                      Options at                 In-the-Money Options at
                                 Fiscal Year-End (#)              Fiscal Year-End ($)

             Name           Exercisable     Unexercisable    Exercisable    Unexercisable


    David E. Calkins           625,000            ---           $0.00            ---


Employment Agreement

         David Calkins, Pacel's Chairman, President and Chief Executive Officer has an employment agreement with Pacel. The employment agreement is for an initial term of two years, which commenced on August 1, 1999, with the right of the parties to extend the agreement for two one-year periods by mutual consent of the parties. Under his employment agreement, Mr. Calkin is entitled to receive an annual base salary of $125,000 per year and annual increases at least equal to the increase in the cost of living index. In addition, following the termination of his employment, the agreement provides for continuation of medical insurance benefits for a period of ten years and the assignment of key man life insurance, if any. The agreement also contains various provisions for the protection of Pacel, including non-solicitation and non-competition provisions, and provides for the grant of options for 625,000 shares of stock with an exercise price of $.16 per share (in lieu of previous compensation owed to Mr. Calkins but not paid).

PROPOSAL II - APPROVAL OF AMENDMENT TO PACEL'S ARTICLES OF
INCORPORATION

         The board of directors of Pacel has approved and recommends to the stockholders an amendment to the Articles of Incorporation which would increase the number of shares of the common stock authorized for issuance from 40 million to 150 million shares. As of October 19, 2000 [31,094,981] shares of common stock were issued and outstanding and 4,298,062 shares were reserved for options of Pacel common stock.

         The principal purpose for the proposed amendment is to give Pacel greater flexibility in its financial affairs by making these additional shares of common stock available for issuance by Pacel in such transactions and at such times as the board of directors considers appropriate, whether in public or private offerings, as stock splits or dividends or in connection with mergers and acquisitions or otherwise. The stockholders of Pacel may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, and the judgment of the Pacel's board of directors regarding the submission of such transaction to a vote of the stockholders. Pacel has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock. Because stockholders do not have preemptive rights under Pacel's Articles of Incorporation, the interests of existing stockholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any such issuance.

         It is possible that additional shares of Pacel's common stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in Pacel more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of Pacel. Under such circumstances, the availability of authorized and unissued shares may make it more difficult for stockholders to obtain a premium for their shares. Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of Pacel by means of a merger, tender offer, proxy contest or other means. For instance, such shares could be privately placed with purchasers who might cooperate with the Pacel board of directors in opposing an attempt by a third party to gain control of Pacel by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of Pacel. Although the Company's board of directors does not currently anticipate issuing additional shares of common stock for purposes of preventing a takeover of the Company, the Company's board of directors reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

         Adoption of the proposed amendment requires the affirmative vote of two-thirds of the total shares outstanding and entitled to vote at the Annual Meeting. As soon as practicable after such affirmative vote has been taken and certified, the amendment will be filed with the Virginia State Corporation Commission and will thereupon become effective. Pacel currently has no plans for a public offering of its common stock, but has indicated the possible need to raise additional capital in the near future and will make application to list the additional shares at such time and in such manner as may be required by the Over-the-Counter Electronic Bulletin Board. If stockholders do not approve this amendment, Pacel will be limited in its ability to raise additional capital in the future, which could have an adverse effect on the future results of the company. The board of directors recommends that stockholders vote "FOR" approval of the amendment to Pacel's Articles of Incorporation.

PROPOSAL III - RATIFICATION OF THE 1999 STOCK OPTION AND INCENTIVE PLAN

         We are asking for your approval of Pacel's 1999 Stock Option and Incentive Plan. Pacel's board of directors has adopted the stock option plan and directed that it be submitted to you for approval at the 2000 Annual Meeting.

Reasons for the Proposal

The purpose of the 1999 stock option plan is to promote the long-term success of Pacel and increase shareholder value by:

         o         attracting and retaining key employees and directors;

         o encouraging directors and key employees to focus on long-range objectives; and

         o further linking the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, Pacel's board of directors has adopted the stock option plan to be effective upon ratification by the shareholders at the annual meeting. A summary of the stock option plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the stock option plan, a copy of which is attached to this document as Appendix A.

Administration of the Stock Option Plan

The stock option plan will be administered by a committee of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the stock option plan. The stock benefit plan committee will:

         o select persons to receive options or stock appreciation rights from among the eligible participants;

         o determine the types of awards and the number of shares to be awarded to participants;

         o set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the stock option plan; and

         o establish rules for the administration of the stock option plan.

The committee has the power to interpret the stock option plan and to make all other determinations necessary or advisable for its administration.

In granting awards under the stock option plan, the committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to Pacel and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

Number of Shares That May Be Awarded

         Under the stock option plan, the committee may grant awards for an aggregate of 5,000,000 shares of Pacel common stock. This amount represents 15 percent of the shares outstanding as of October 19, 2000. The 5,000,000 shares of Pacel common stock available under the stock option plan are subject to adjustment in the event of certain corporate reorganizations. The stock option plan also provides that no person may be granted options for more than 250,000 shares during any year.

The stock option plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued and outstanding shares of Pacel common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. Pacel intends to fund the exercise of stock options with treasury shares to the extent available. To the extent Pacel uses authorized but unissued shares, rather than treasury shares, to fund exercise of stock options under the plan, the exercise of stock options will have the effect of diluting the holdings of persons who own our common stock. Assuming all options under the stock option plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately __ percent.

Eligibility to Receive Awards

The committee may grant options to directors, advisory directors, officers and employees of Pacel and its subsidiaries. The committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted.

Exercise Price of Awards

Under the terms of the stock option plan, the committee may grant options to purchase shares of Pacel common stock at a price which may not be less than the fair market value of the common stock, as determined by the mean between the closing bid and asked quotations on the Nasdaq Stock Market on the date the option is granted.

Exercisability of Awards and Other Terms and Conditions

Stock Options. Generally, options under the stock option plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the stock option plan may be designated "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

The committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three years following such termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

Acceleration of Vesting Requirements. The committee has the right to determine the terms and conditions upon which an award shall be granted. Accordingly, the committee may provide in the applicable award agreement, among other provisions not inconsistent with the stock option plan, that upon the occurrence of certain events, like the involuntary termination of an employee, a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable. In addition, the stock option plan provides that, unless otherwise provided in the applicable award agreement, upon the occurrence of a change in control of Pacel a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

Transferability of Awards

An incentive stock option awarded under the stock option plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

Effect of Merger on Option or Right

Upon a merger or other business combination of Pacel in which it is not the surviving entity, the stock option plan provides that each holder of an unexpired award will have the right, after consummation of the transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the committee.

Amendment and Termination

The stock option plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the stock option plan. The board of directors may at any time amend, suspend or terminate the stock option plan or any portion of the stock option plan, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the stock option plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the stock option plan, (ii) materially increase the benefits accruing to participants under the stock option plan, (iii) materially change the requirements as to eligibility for participation in the stock option plan, or (iv) change the class of persons eligible to participate in the stock option plan. No amendment, suspension or termination of the stock option plan, however, will impair the rights of any participant, without his or her consent, in any award made under the stock option plan.

Federal Income Tax Consequences

Under current federal tax law, the non-qualified stock options granted under the stock option plan will not result in any taxable income to the optionee or any tax deduction to Pacel at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Pacel. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

Neither the grant nor the exercise of an incentive stock option under the stock option plan will result in any federal tax consequences to either the optionee or Pacel. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and Pacel will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Vote Required for Approval

The affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote is required to approve the stock option plan. The Pacel board of directors recommends that you vote "FOR" ratification of the 1999 Stock Option and Incentive Plan.

PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS

         The Pacel board of directors has renewed arrangements for Peter C. Cosmas, CPA, to be its independent accountants for the year ending December 31, 2000, subject to ratification of the appointment by stockholders. A representative of Peter C. Cosmas, CPA is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires. The board of directors recommends that stockholders vote "FOR" the ratification of the appointment of Peter C. Cosmas, CPA, as Pacel's independent accountants for the year ending December 31, 2000.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in next year's proxy materials for the annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our main office located at 8870 Rixlew Lane, Suite 201, Manassas, Virginia 20109, on or before December 22, 2000. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any stockholder proposal must be received at our main office not less than 45 days prior to the annual meeting; provided, however, if less than 30 days notice of the date of next year's annual meeting is given to stockholders, the stockholder proposal must be received on or before the close of business on the 10th day following the day on which the notice of the date of the annual meeting was mailed.

         All stockholder proposals for inclusion in Pacel's proxy materials may be subject to the requirements of the proxy rules adopted under the Securities Exchange Act 1934 and, as with any stockholder proposal, regardless of whether it is included in our proxy materials, Pacel's articles of incorporation and bylaws and Virginia law.


ANNUAL REPORTS

         Stockholders of record on October 19, 2000 should have received a copy of our 1999 annual report to stockholders with this proxy statement. If, upon receipt of this proxy material, you have not received the annual report to stockholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

         IN ADDITION, A COPY OF PACEL'S ANNUAL REPORT FILED PURSUANT TO RULE 15d-2 WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 11, 2000 IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF PACEL'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PACEL, 8870 RIXLEW LANE, SUITE 201, MANASSAS, VIRGINIA 20109.


                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY                                             REVOCABLE PROXY

                                   PACEL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 28, 2000

     The undersigned hereby appoints the Board of Directors of Pacel Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 28, 2000, at 2:00 p.m., local time, at the Holiday Inn, 10800 Vandor Lane, Manassas, Virginia 20109, and at any and all adjournments thereof, as follows:

I. The election as directors of all nominees listed below (except as marked to the contrary)

            o FOR                                o VOTE WITHHELD

INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN
              THAT NOMINEE'S NAME BELOW.

              DAVID E. CALKINS          F. KAY CALKINS          KEITH P. HICKS

                        COREY M. LaCROSS          CHRISTINE SCHOEN

II. The approval of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock from 40,000,000 to 150,000,000.

            o FOR                     o AGAINST                 o ABSTAIN

III.  The  ratification  of the adoption of the 1999 Stock Option and  Incentive
      Plan.

            o FOR                     o AGAINST                 o ABSTAIN

IV. The ratification of the appointment of Peter C. Cosmas, CPA's as independent public accountants for the Company for the fiscal year ending December 31, 2000.

            o FOR                     o AGAINST                 o ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

--------------------------------------------------------------------------------
      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS
                 AND THE ELECTION OF THE NOMINEES LISTED ABOVE.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a proxy statement and an annual report to stockholders.




Dated:  _______________________  _______________________Signature of Stockholder


                                 _______________________Signature of Stockholder

                Please sign exactly as your name(s) appear(s) below. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.






--------------------------------------------------------------------------------
         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

                                                                     Appendix A

                                   PACEL CORP.


                      1999 Stock Option and Incentive Plan


       1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

       2. Definitions. The following definitions are applicable to the Plan:

       "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

       "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

       "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

       "Board" -- means the board of directors of the Corporation.

       "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

       "Code" -- means the Internal Revenue Code of 1986, as amended.

       "Committee" -- means the Committee referred to in Section 3 hereof.

       "Corporation" -- means Pacel Corp., a Virginia chartered corporation, and any successor thereto.

       "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

       "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

       "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

       "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

       "Plan" -- means this Pacel Corp. 1999 Stock Option and Incentive Plan.

       "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

       "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

       "Shares" -- means the shares of common stock of the Corporation.

       "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation and any Affiliate for purposes of any other Award.

       3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

       4.     Shares Subject to Plan.

              (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 5,000,000, plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

              (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 250,000 Shares, subject to adjustment as provided in Section 6.

       5.     Awards.

              (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                    (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                    (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                    (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                    (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                    (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

              (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

       6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

       7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such

Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

       8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, the Committee shall have the discretion to allow all Options and Rights granted and not fully exercisable to become exercisable in part or in full as determined by the Committee upon the happening of such event; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

       9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

       10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

       11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

       13.    Amendment or Termination.

              (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

              (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

       14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 hereof.